Aquila Tax-Free Trust of Arizona
Aquila Tax-Free Fund of Colorado
Aquila Churchill Tax-Free Fund of Kentucky
Aquila Narragansett Tax-Free Income Fund
Aquila Tax-Free Fund For Utah
each a series of

AQUILA MUNICIPAL TRUST

Supplement dated January 17, 2014
to the Prospectus and Statement of Additional Information
dated September 30, 2013
As Revised As Of October 11, 2013

The following information supplements the Prospectus and Statement of Additional Information and supersedes any contrary information:

Effective January 17, 2014, the address of the Manager, the Distributor and each Fund is 120 West 45th Street, Suite 3600, New York, New York  10036.